                                                                   EXHIBIT 99.26


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

The Delta Queen Steamboat Co.,


                                                        Case Number 01-10970 EIK

                    Debtor.                             Chapter 11



                         STATEMENT OF FINANCIAL AFFAIRS
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of The Delta Queen Steamboat Co., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Statement of Financial Affairs, and any attachments thereto, and that it is true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Statement of Financial Affairs accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       The Delta Queen Steamboat Co.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case Number:01-10970(EIK)

                         STATEMENT OF FINANCIAL AFFAIRS

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the "Petition Date").

The Debtor has used its best efforts to compile the information set forth in this Statement of Financial Affairs from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend this Statement of Financial Affairs as additional information becomes available.

Certain information set forth in this Statement of Financial Affairs is duplicative of information previously disclosed in the chapter 11 petitions or related first day papers filed by the debtors and debtors in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing this Statement of Financial Affairs, the Debtor reviewed and, where appropriate, revised such information, to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

1.       INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS

None     State the gross amount of income the debtor has received from
[ ] employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and the ending dates of the debtor's fiscal year).

              AMOUNT                 SOURCE (if more than one)
              $392,928.00            01/01/99 - 12/31/99 REVENUES

              $931,250.00            01/01/00 - 12/31/00 REVENUES

Interim data has been prepared on an unconsolidated basis. This information is unaudited.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

2.       INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS

None     State the amount of income received by the debtor other than from
[ ] employment, trade, profession or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars.

            AMOUNT                       SOURCE
            $1,037,940.00                01/01/00 - 12/31/00 -- NET INTEREST INCOME

            $1,464,134.00                01/01/00 - 12/31/00 -- OTHER INCOME

              $262,996.00                01/01/01 - 10/22/01 -- OTHER INCOME

              $221,088.00                01/01/99 - 12/31/99 -- NET INTEREST INCOME

            $1,539,886.00                01/01/99 - 12/31/99 -- OTHER INCOME

The presentation of financial data has been prepared as part of the Debtor's annual tax filing with the Internal Revenue Service. The tax filings were the only manner in which financial data was prepared on a consolidating basis for all Debtor subsidiaries. This information is unaudited. Previously, financial information was prepared on a consolidated basis for all debtors or for certain groups of debtors. Consolidated financial statements for American Classic Voyages Co., and for certain other subsidiaries was audited by the independent auditors listed in item 19b. Differences between the audited consolidated financial statements of American Classic Voyages Co. and the information presented in these schedules for each debtor and non-debtor on a consolidated basis relates primarily to differences between tax-basis and book-basis depreciation expense.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

3.       PAYMENTS TO CREDITORS

None     a. List all payments on loans, installment purchases of goods or
[ ] services, and other debts, aggregating more than $600.00 to any creditor, made within 90 days immediately preceding the commencement of this case.

NAME AND ADDRESS              DATE OF                 AMOUNT               AMOUNT
OF CREDITOR                   PAYMENT                 PAID                 STILL OWING
                              - See attachment -

                         Statement of Financial Affairs
                            3A. Payment to Creditors                Page: 1 of 1

Debtor: THE DELTA QUEEN STEAMBOAT CO.                     Case No: 01-10970(EIK)

Creditor                     Check No.                  Date                     Check Amount

In the ordinary course of business during the applicable period, the Debtor paid the majority of its subsidiaries' and affiliates' obligations through its centralized cash management system. Under this arrangement, the Debtor paid each of these obligations out of its bank accounts and then entered into offsetting transactions through intercompany accounts. The offsetting intercompany transactions made in the ordinary course of business, as described above, are not set forth herein.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

3.       PAYMENTS TO CREDITORS

None     b. List all payments within one year immediately preceding the
[ ] commencement of this case to or for the benefit of creditors who are or were insiders.

NAME AND ADDRESS              DATE OF                  AMOUNT          AMOUNT
OF CREDITOR                   PAYMENT                  PAID            STILL OWING
                              - See attachment -

                         Statement of Financial Affairs
                             3B. Payment to Insiders                Page: 1 of 1

Debtor: THE DELTA QUEEN STEAMBOAT CO.                     Case No: 01-10970(EIK)

Creditor              Check No.          Date             Check Amount           Description

Please refer to the response to Item 3b in the Statement of Financial Affairs of Debtor American Classic Voyages Co., Case number 01-10954.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     a. List all suits and administrative proceedings to which the debtor is
[ ] or was a party within one year immediately preceding the filing of this bankruptcy case.

   CASE #:   2001-11091
  CAPTION:   BAYER, BONNIE V. AMERICAN CLASSIC VOYAGES CO. & DELTA QUEEN STEAMBOAT COMPANY

    COURT:   LOUISIANA CIVIL DISTRICT COURT, PARISH OF ORLEANS
   NATURE:   ALLEGED GENDER DISCRIMINATION
   STATUS:   OPEN

   CASE #:   00-669-MJR
  CAPTION:   DEAL, DAMON; POWELL, ROBERT & SCHULTZ, HAROLD A. V. DELTA QUEEN STEAMBOAT COMPANY & AMERICAN CLASSIC VOYAGES
             CO.
    COURT:   US DISTRICT COURT, SOUTHERN DISTRICT OF ILLINOIS
   NATURE:   ALLEGED AGE DISCRIMINATION
   STATUS:   OPEN

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     b. Describe all property that has been attached, garnished or seized
[X] under any legal or equitable process within one year immediately preceding the commencement of this case

NAME AND ADDRESS OF PERSON FOR               DATE OF    DESCRIPTION AND VALUE OF
WHOSE BENEFIT PROPERTY WAS SEIZED            SEIZURE    PROPERTY

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

5.       REPOSSESSIONS, FORECLOSURES AND RETURNS

None     List all property that has been repossessed by a creditor, sold at a
[X] foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.

                                           DATE OF REPOSSESSION,
NAME AND ADDRESS OF                        FORECLOSURE, SALE,         DESCRIPTION AND VALUE
CREDITOR OR SELLER                         TRANSFER OR RETURN         OF PROPERTY

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     a. Describe any assignment of property for the benefit of creditors
[X] made within 120 days immediately preceding the commencement of this case.

    NAME AND ADDRESS                  DATE OF               TERMS OF ASSIGNMENT
    OF ASSIGNEE                       ASSIGNMENT            OR SETTLEMENT

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     b. List all property which has been in the hands of a custodian,
[X] receiver, or court-appointed official within one year immediately preceding the commencement of this case.

                                NAME AND LOCATION
NAME AND ADDRESS                OF COURT, CASE TITLE          DATE OF      DESCRIPTION AND
OF CUSTODIAN                    AND NUMBER                    ORDER        VALUE OF PROPERTY

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

7.       GIFTS

None     List all gifts or charitable contributions made within one year
[X] immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient.

NAME AND ADDRESS OF PERSON                   RELATIONSHIP TO          DATE OF           DESCRIPTION AND
OR ORGANIZATION                              DEBTOR, IF ANY           GIFT              VALUE OF GIFT

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

8.       LOSSES

None     List all losses from fire, theft, other casualty or gambling within one
[X] year immediately preceding the commencement of this case or since the commencement of this case.

                              DESCRIPTION OF CIRCUMSTANCE AND, IF LOSS
DESCRIPTION AND               WAS COVERED IN WHOLE OR IN                        DATE OF
VALUE OF PROPERTY             PART BY INSURANCE, GIVE PARTICULARS               LOSS

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

9.       PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

None     List all payments made or property transferred by or on behalf of the
[ ] debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

     NAME AND ADDRESS             DATE OF PAYMENT, NAME OF             AMOUNT OF MONEY OR DESCRIPTION
     OF PAYEE                     PAYOR, IF OTHER THAN DEBTOR          AND VALUE OF PROPERTY

The preparation of the Debtor's chapter 11 petition and related consultation were paid in conjunction with the provision of similar services to the Debtor's affiliate, Debtor American Classic Voyages Co., Case Number 01-10954. See Item 9 in American Classic Voyages Cos. Statement of Financial Affairs regarding relevent payment information.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

10.      OTHER TRANSFERS

None     List all other property, other than property transferred in the
[X] ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF TRANSFEREE,                                      DESCRIBE PROPERTY TRANSFERRED
RELATIONSHIP TO DEBTOR                         DATE                  AND VALUE RECEIVED

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

11.      CLOSED FINANCIAL ACCOUNTS

None     List all financial accounts and instruments held in the name of the
[X] debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments, shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions.

    NAME AND ADDRESS                                                     AMOUNT AND DATE
    OF INSTITUTION                TYPE AND NUMBER OF ACCOUNT             OF CLOSING

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

12.      SAFE DEPOSIT BOXES

None     List each safe deposit or other box or depository in which the debtor
[X] has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case.

                                                                                            DATE OF
NAME AND ADDRESS OF BANK         NAME AND ADDRESS OF THOSE WITH       DESCRIPTION OF        TRANSFER OR
OR OTHER DEPOSITORY              ACCESS TO BOX OR DEPOSITORY          CONTENTS              SURRENDER, IF ANY

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

13.      SET-OFFS

None     List all set-offs made by any creditor, including a bank, against a
[X] debt or deposit of the debtor within 90 days preceding the commencement of this case.

    NAME AND ADDRESS OF
    CREDITOR                         DATE OF SET-OFF         AMOUNT OF SET-OFF

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

14.      PROPERTY HELD FOR ANOTHER PERSON

None     List all Property owned by another person that the debtor holds or
[X]      controls.

NAME AND ADDRESS            DESCRIPTION AND VALUE             LOCATION OF
OF OWNER                    OF PROPERTY                       PROPERTY

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

15.      PRIOR ADDRESS OF DEBTOR

None     If the debtor has moved within the two years immediately preceding the
[X] commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case.

ADDRESS                   NAME USED               DATES OF OCCUPANCY
                                                  From:
                                                  To:

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

16.      SPOUSES AND FORMER SPOUSES

None     If the debtor resides or resided in a community property state,
[X] commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of this case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

17.      ENVIRONMENTAL INFORMATION

         For the purpose of this question, the following definitions apply:

         "Environmental Law" means any federal, state or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land soil, surface water, ground water, or other medium, including but not limited to, statutes or regulation regulating the cleanup of these substances, wastes, or material.

         "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

         "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under Environmental Law.

None     a. List the name and address of every site for which the debtor has
[X] received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law.

SITE NAME                    NAME AND ADDRESS               DATE OF              ENVIRONMENTAL
AND ADDRESS                  OF GOVERNMENTAL UNIT           NOTICE               LAW

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

17.      ENVIRONMENTAL INFORMATION

None     b. List the name and address of every site for which the debtor
[X] provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME                  NAME AND ADDRESS              DATE OF            ENVIRONMENTAL
AND ADDRESS                OF GOVERNMENTAL UNIT          NOTICE             LAW

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

17.      ENVIRONMENTAL INFORMATION

None     c. List all judicial or administrative proceedings, including
[X] settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS                DOCKET                     STATUS OR
OF GOVERNMENTAL UNIT            NUMBER                     POSITION

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     a. If the debtor is an individual, list the names, addresses, taxpayer
[ ] identification numbers, nature of the business, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

         If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

         If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

NAME AND                                   TAXPAYER      NATURE OF                                                 BEGINNING &
ADDRESS                                    ID NUMBER     BUSINESS                                                  ENDING DATES
CRUISE AMERICA TRAVEL, INCORPORATED        31-0963640    TRAVEL AGENCY                                             1979 -
2200 N. COMMERCE PARKWAY, 4TH FLOOR                                                                                PRESENT
WESTON  FL  33326

DELTA QUEEN COASTAL VOYAGES, LLC           72-1451156                                                              1998 -
FKA: COASTAL QUEEN HOLDINGS, LLC                                                                                   PRESENT
FKA: GREAT NW STEAMBOAT, LLC
5835 BLUE LAGOON DRIVE
MIAMI  FL  33126

DQSB II, INC.                              36-4133147    1% MEMBER OF LIMITED LIABILITY COMPANIES                  1996 -
5835 BLUE LAGOON DRIVE                                                                                             PRESENT
MIAMI  FL  33126

DQSC PROPERTY CO.                          36-4233547    OWNER OF CERTAIN DQ TRADEMARKS                            1997 -
5835 BLUE LAGOON DRIVE                                                                                             PRESENT
MIAMI  FL  33126

GREAT AQ STEAMBOAT, LLC                    72-1353482    OWNER/OPERATOR OF THE AMERICAN QUEEN                      1996 -
5835 BLUE LAGOON DRIVE                                                                                             PRESENT
MIAMI  FL  33126

GREAT OCEAN CRUISE LINE, LLC               72-1351847    OWNER/OPERATOR OF THE MISSISSIPPI QUEEN                   1996 -
5835 BLUE LAGOON DRIVE                                                                                             PRESENT
MIAMI  FL  33126

GREAT PACIFIC NW CRUISE LINE, LLC          72-1446619    OWNER/OPERATOR OF THE COLUMBIA QUEEN                      1999 -
5835 BLUE LAGOON DRIVE                                                                                             PRESENT
MIAMI  FL  33126

GREAT RIVER CRUISE LINE, LLC               72-1353488    OWNER/OPERATOR OF THE DELTA QUEEN                         1996 -
5835 BLUE LAGOON DRIVE                                                                                             PRESENT
MIAMI  FL  33126

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     b. Identify any business listed in response to subdivision a., above,
[X]      that is "single asset real estate" as defined in 11 U.S.C. ss.101.

NAME                      ADDRESS

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

         The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation, a partner, other than a limited partner, of a partnership, a sole proprietor or otherwise self-employed.

         (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     a. List all bookkeepers and accountants who within the two years
[ ] immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS                                   DATES SERVICE RENDERED
JOHN M. RAU                                        06/94 - 07/01
3151 NORTH LINCOLN AVENUE, #306
CHICAGO  IL  60657

NICHOLAS J. DAVISON                                12/99 - PRESENT
SAN MICHELE, APARTMENT 2108
1301 SAINT TROPEZ CIRCLE
WESTON  FL  33326

RANDALL L. TALCOTT                                 10/98 - PRESENT
4641 NORTH MAGNOLIA AVENUE, #2N
CHICAGO  IL  60640

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     b. List all firms or individuals who within two years immediately
[ ] preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME                                         ADDRESS                                        DATES SERVICE RENDERED
KPMG PEAT MARWICK LLP                        303 EAST WACKER DRIVE                          ENTIRE PERIOD COVERED
                                             CHICAGO  IL  60601

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     c. List all firms or individuals who at the time of the commencement of
[ ] this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME                         ADDRESS
NICHOLAS J. DAVISON          SAN MICHELE, APARTMENT 2108
                             1301 SAINT TROPEZ CIRCLE
                             WESTON  FL  33326

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     d. List all financial institutions, creditors and other parties,
[ ] including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

NAME AND ADDRESS                                                   DATES ISSUED
BANK OF NEW YORK
ONE WALL STREET, 19TH FLOOR                                        VARIOUS
NEW YORK  NY  10286

BANK ONE, LOUISIANA NATIONAL BANK
201 ST. CHARLES AVENUE, 28TH FLOOR                                 VARIOUS
NEW ORLEANS  LA  70170

CREDIT AGRICOLE INDOSUEZ
55 EAST MONROE, 47TH FLOOR                                         VARIOUS
CHICAGO  IL  60603

HIBERNIA NATIONAL BANK
313 CARONDELET STREET                                              VARIOUS
NEW ORLEANS  LA  70130

J.P. MORGAN CHASE & CO.
227 WEST MONROE, SUITE 2700                                        VARIOUS
CHICAGO  IL  60606

MARITIME ADMINISTRATION, MAR-561
DIRECTOR, OFFICE OF FINANCIAL AND RATE APPROVALS                   VARIOUS
400 SEVENTH STREET, SW - ROOM 8117
WASHINGTON  DC  20590

NATIONAL CITY BANK OF MICHIGAN/ILLINOIS
2021 SPRING ROAD                                                   VARIOUS
OAK BROOK  IL  60523

During the applicable period, with certain exceptions, American Classic Voyages Co. has periodically submitted its financial statements to the Securities and Exchange Commission, on a consolidated basis. As a result, the Debtor's consolidated financial statements are publicly available. In addition, American Classic Voyages Co. generally provides its consolidated financial statements directly to its primary lenders and, in certain circumstances, to other parties in the ordinary course of business, including in support of requests for extensions of trade credit.

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

20.      INVENTORIES

None     a. List the dates of the last two inventories taken of your property,
[ ] the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF           INVENTORY              DOLLAR AMOUNT OF INVENTORY
INVENTORY         SUPERVISOR             (Specify cost, market or other basis)

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

20.      INVENTORIES

None     b. List the name and address of the person having possession of the
[ ]      records of each of the two inventories reported in a., above.

                          NAME AND ADDRESS OF CUSTODIAN
DATE OF INVENTORY         OF INVENTORY RECORDS

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

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                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list the nature and percentage of
[X]      partnership interest of each member of the partnership.

NAME AND ADDRESS          NATURE OF INTEREST           PERCENTAGE OF INTEREST

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In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers and directors of
[ ] the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                                NATURE AND PERCENTAGE
NAME AND ADDRESS                         TITLE                                                  OF STOCK OWNERSHIP
ALLEN, JORDAN B.                         DIRECTOR, EXECUTIVE VICE PRESIDENT AND                 NONE
5835 BLUE LAGOON DRIVE                   SECRETARY                                              0.00%
MIAMI  FL  33126

AMCV CRUISE OPERATIONS, INC.                                                                    OWNER
5835 BLUE LAGOON DRIVE                                                                          100%
MIAMI  FL  33126

CALIAN, PHILIP C.                        DIRECTOR, CHAIRMAN OF THE BOARD AND CHIEF              NONE
5835 BLUE LAGOON DRIVE                   EXECUTIVE OFFICER                                      0.00%
MIAMI  FL  33126

DAVISON, NICHOLAS J.                     VICE PRESIDENT - FINANCE AND ASSISTANT TREASURER       NONE
5835 BLUE LAGOON DRIVE                                                                          0.00%
MIAMI  FL  33126

DUNCAN, LYALL J.                         ASSISTANT SECRETARY                                    NONE
5835 BLUE LAGOON DRIVE                                                                          0.00%
MIAMI  FL  33126

MCLEOD, RODERICK K.                      DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER        NONE
5835 BLUE LAGOON DRIVE                                                                          0.00%
MIAMI  FL  33126

TALCOTT, RANDALL L.                      VICE PRESIDENT AND TREASURER                           NONE
5835 BLUE LAGOON DRIVE                                                                          0.00%
MIAMI  FL  33126

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list each member who withdrew from
[X] the partnership within one year immediately preceding the commencement of this case.

NAME               ADDRESS           DATE OF WITHDRAWAL

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers or directors whose
[X] relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME                 TITLE           DATE OF TERMINATION

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

23.      WITHDRAWAL FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION

None     If the debtor is a partnership or corporation, list all withdrawals or
[ ] distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF RECIPIENT        DATE AND PURPOSE        AMOUNT OF MONEY OR DESCRIPTION
AND RELATIONSHIP TO DEBTOR           OF WITHDRAWAL           AND VALUE OF PROPERTY

Please see response to Item 3b in the Statement of Financial Affairs of Debtor, American Classic Voyages Co., Case Number 01-10954.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

24.      TAX CONSOLIDATION GROUP

None     If the debtor is a corporation, list the name and federal taxpayer
[ ] identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION             TAXPAYER IDENTIFICATION NUMBER
AMERICAN CLASSIC VOYAGES CO.           31-0303330

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

In re: THE DELTA QUEEN STEAMBOAT CO.                      Case No: 01-10970(EIK)

25.      PENSION FUNDS

None     If the debtor is not an individual, list the name and federal taxpayer
[X] identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PENSION FUND              TAXPAYER IDENTIFICATION NUMBER